U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2012

Venture Lending & Leasing VI, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	814-00799	27-1682622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 La Mesa Drive, Suite 102, Portola Valley, CA 94028
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (650) 234-4300

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of December 7, 2012, each of John F. Cogan and John W. Glynn resigned from the position of director of Venture Lending & Leasing VI, Inc. (the “Company”), and the Board of Directors of the Company elected Alan Zafran and William R. Miller to fill two of the vacancies created by such resignation. Alan Zafran and William R. Miller will serve as independent directors of the Company who are not “interested persons” of the Company as defined under the Investment Company Act of 1940, as amended. Also effective as of December 7, 2012, the Board of Directors of the Company appointed Alan Zafran and William R. Miller as members of the Company's Audit and Nominating Committees.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number     Description
------------------    ---------------
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

VENTURE LENDING & LEASING VI, INC.
(Registrant)

By: /s/ Maurice C. Werdegar	By: /s/ Martin D. Eng
Maurice C. Werdegar	Martin D. Eng
Chief Executive Officer and President	Chief Financial Officer
Date: December 7, 2012	Date: December 7, 2012